UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2012

ZYGO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12944	06-0864500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Laurel Brook Road, Middlefield, Connecticut (Address of principal executive offices)	06455-0448 (Zip Code)

Registrant’s telephone number, including area code: (860) 347-8506

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          Zygo Corporation is filing this Current Report on Form 8-K to update the description of its shares of common stock. Such description is set forth in Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Description of Shares of Common Stock.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: March 16, 2012

	By:	/s/ John P. Jordan

John P. Jordan
Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

99.1	Description of Shares of Common Stock.